Exhibit 32

            SECTION 1350 CERTIFICATION OF PAUL EGAN AND CIARAN EGAN

                           SECTION 1350 CERTIFICATION

         In connection with the quarterly report of FreeStar Technology Corporation ("Registrant") on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350) that to their knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 23, 2004                    By: /S/  PAUL EGAN
                                            ----------------
                                        Paul Egan, President

Dated: June 23, 2004                    By: /S/  CIARAN EGAN
                                            ----------------
                                        Ciaran Egan, Chief Financial Officer